UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): March 11, 2004

                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


          Marshall Islands                                52-2098714
    -------------------------------                  --------------------
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700



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Item 5. Other Events and Required FD Disclosure


On March 11, 2004, OMI Corporation (the "Company") issued a press release announcing its commencement of a quarterly dividend and extension of two existing time charter contracts. The press release is furnished herewith as
Exhibit 99.


Item 7. Financial Statements and Exhibits

(c) Exhibits

99 Press Release issued by the Company on March 11, 2004.



Item 12. Results of Operations and Financial Condition.


On March 11, 2004, the Company issued a press release announcing its financial guidance for the first quarter of 2004. The press release is furnished herewith as Exhibit 99.


The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 11, 2004              By:   /s/ Craig H. Stevenson, Jr.
--------------------              -----------------------------
                                  Craig H. Stevenson, Jr. Chairman
                                  of the Board and Chief Executive
                                  Officer


Date: March 11, 2004              By:   /s/ Kathleen C. Haines
--------------------              ----------------------------
                                  Kathleen C. Haines
                                  Senior Vice President, Chief
                                  Financial Officer and Treasurer



                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
-----------    -----------

   99          Press Release issued by the Company on March 11, 2004.